Investor Presentation

February 2011

MidWest*One* Financial Group, Inc.
102 South Clinton Street • Iowa City, Iowa 52240
319.356.5800
www.MidWestOne.com

Forward-Looking Statements

This presentation contains forward-looking statements relating to the financial condition, results of operations and business of MidWest*One* Financial Group, Inc. Forward-looking statements generally include words such as believes, expects, anticipates and other similar expressions. Actual results could differ materially from those indicated. Among the important factors that could cause actual results to differ materially are interest rates, changes in the mix of the company's business, competitive pressures, general economic conditions and the risk factors detailed in the company's periodic reports and registration statements filed with the Securities and Exchange Commission. MidWest*One* Financial Group, Inc. undertakes no obligation to publicly revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation.

You're the *One*™

MidWest*One* Overview

• MOFG	NASDAQ Global Select
	• Included in the Russell 3000 Index
• Assets:	\$1.58 Billion - 6th Largest in Iowa
• Market Cap:	\$130.2 Million
• Employees:	419 employees
	• 383 Full-Time Equivalent
	• 366 Bank, 17 Insurance
• Recent Price:	\$14.00
• 52 Week Range:	\$7.70 - \$17.00
• Tangible Common Eq.	\$15.27/share
• Price/Tangible Book:	92% as of December 31, 2010
• Avg. Shares Out:	8.6 Million
• Cash Dividend Trailing 12 Months:	20 Cents

Assets, Common Equity as of December 31, 2010; share pricing as of January 26, 2011.

MidWest*One* Footprint

- **26 MidWest*One* Bank Branches in 19 Iowa Communities**
- **48 ATMs**
- **Headquartered in Iowa City, Iowa**


Parkersburg
Cedar Falls
Waterloo
Conrad
Belle Plaine
Melbourne
North Liberty
Coralville
Iowa City
Davenport
North English
West Liberty
Pella
Sigourney
Oskaloosa
Fairfield
Burlington
Ottumwa
Ft. Madison

You're the *One*™

The Iowa Market

- Stable to growing
- Certain markets growing faster
- Good demographics
- Well educated
- Good average income levels in primary markets
- Comparatively low unemployment
- Over banked
- Consolidation due

MidWestOne Financial Group, Inc.

Markets

Market	Market Deposits	Share	Rank/ Market	Branches in Market	Population est.: 2009-2014 %	Income change 2009-2014 %
Johnson County (Iowa City)	$500,700	21.84%	2/17	6	+6.88	+4.83
Mahaska County (Oskaloosa)	$167,765	37.44%	1/8	3	+.10	+6.14
Des Moines County (Burlington)	$94,081	11.20%	4/10	2	-1.84	+5.92
Black Hawk County (Waterloo/ Cedar Falls)	$36,062	2.17%	11/12	3	+.130	+5.84
Scott County (Quad Cities)	$11,152	0.37%	17/19	1	+1.68	+4.97

Deposit, Share and Rank Source: FDIC as of 06/30/2010. Amounts in thousands, unless noted.
Population & Income Estimates from US Census Bureau

MidWestOne Financial Group, Inc.

Top 4 Market Demographics

Market	2009 Population	Median Income change 2009 - 2014	High School Graduates	Bachelor's Degree or Higher	Median Household Income	Unemployment Rate
Johnson County (Iowa City)	126,764	4.83%	93.7%	47.6%	$52,746	4.2%
Mahaska County (Oskaloosa)	22,321	6.14%	82.6%	16.5%	$44,234	6.8%
Des Moines County (Burlington)	40,629	5.92%	85.8%	16.0%	$41,553	7.8%
Benton County (Belle Plaine)	26,971	4.25%	81.3%	16.3%	$52,903	6.8%

Iowa is ranked 6th nationally with a 6.3% unemployment rate. The national average is 9.4%.

You're the One™

Source: US Census Bureau. Amounts in thousands, unless noted.
Unemployment rates as of December, 2010 from the Bureau of Labor Statistics

Key Financials as of December 31, 2010

Total Assets: $1,581,259

Total Bank Loans: $938,035

Total Loan Pools: $68,005

Total Deposits: $1,219,328

Total Interest-Bearing Deposits: $1,089,360

Total Capital: $158,466



Corporate Headquarters, Iowa City, Iowa

Average Tangible Common Equity: $129,691

TARP Capital Purchase Plan Program Investment: $16.0 Million (approved for $35 Million)

Total Equity / Total Assets: 10.02%; Tangible Common Equity / Tangible Assets: 8.37%

You're the One™

1/28/2011 Amounts in thousands, unless noted 8

Our Strategy

- Maintain strong, diverse balance sheet
- Improve ROE, ROA and earnings
- Increase market share in existing markets
- Seek out new markets in our target area
- Watch for acquisition opportunities in Iowa
- Expand other services
- Reward shareholders
- Expand along Avenue of the Saints

You're the One™

The Avenue of the Saints


Avenue of the Saints
Parkersburg
Cedar Falls
Waterloo
Hudson
Conrad
Belle Plaine
Melbourne
North Liberty
Coralville
Iowa City
Davenport
North English
Pella
West Liberty
Sigourney
Oskaloosa
Fairfield
Burlington
Ottumwa
Ft. Madison
Avenue of the Saints

You're the One™

MidWestOne Financial Group, Inc.

Keys to MOGF Non-Interest Income Growth

- Wealth Management
  - Trust – Opportunity to expand trust services to locations within the company previously without those services.
  - Investor Center – The Investor Center of the former Iowa State Bank & Trust; 2004 through 2007 revenue growth averaged 34% per year.
- Home Loan Center – Economies of Scale through utilizing a central hub for real estate lending.
  - Mortgage Origination & Servicing Fees for 2010: $3.5 million
  - Mortgage Origination & Servicing Fees for 2009: $2.8 million
  - Mortgage Origination & Servicing Fees for 2008: $0.9 million
  - $324 Million in real estate loans have closed in 2010
  - $245 Million in real estate loans were closed in 2009
- MidWest*One* Insurance Services – In process of building this phase of business in selected MidWest*One* communities and we expect that insurance will become a greater factor of non-interest income over the next five years.
- Strategic planning goal is to increase non-interest income to 30% of revenues.

Low Reliance on Wholesale Funding


Reliance on Wholesale Funding for All Publicy Traded Banks & Thrifts
25%
20%
15%
10%
5%
0%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
MOFG
11.93%

Reliance on Wholesale Funding = (Total Borrowings + Brokered Deposits) / (Total Borrowings + Total Deposits)

Source: KBW Research and Company Filings

Bank Loan Portfolio


Loan Portfolio by Type
(Excluding Loan Pools)
RE Home Equity 7%
RE Multi Fam 3%
Agricultural 9%
Commercial 21%
Consumer 2%
Loans to State and Political Subdivisions 2%
RE Commercial - Bare Land 0%
RE 1-4 Family 1st 13%
RE Commercial - Non Owner Occupied 14%
RE Commercial - Owner Occupied 13%
RE Construction 8%
RE Farmland 8%

*MidWest*One* is ranked #58 nationwide in total farm loans by dollar volume

You're the *One*™

Graph as of 12/31/2010
Farm loan ranking source: American Bankers Association, 12/31/2009

Bank Loan Portfolio


Loan Portfolio by Market
(Excluding Loan Pools)
$350,000,000.00
$300,000,000.00
$250,000,000.00
$200,000,000.00
$150,000,000.00
$100,000,000.00
$50,000,000.00
$0.00
Iowa City
Cedar Valley
Oskaloosa
Belle Plaine
Burlington
Davenport
Conrad
Fairfield
Parkersburg
Pella
3rd Party Part Purchased
Ottumwa
Sigourney
North English
Melbourne
Fort Madison
Market

You're the One™

Bank Loan Portfolio



Non Performing Loans by Loan Type
(Excluding Loan Pools)
$3,500,000.00
$3,000,000.00
$2,500,000.00
$2,000,000.00
$1,500,000.00
$1,000,000.00
$500,000.00
$0.00
RE Farmland
RE 1-4 Family 1st
RE Commercial - Non Owner Occupied
Agricultural
Commercial
RE Commercial - Owner Occupied
RE Construction
Consumer
RE Home Equity
RE Commercial - Bare Land
Loan Type

You're the One™

Bank Loan Portfolio


Non Performing Loans by Market
(Excluding Loan Pools)
$3,500,000.00
$3,000,000.00
$2,500,000.00
$2,000,000.00
$1,500,000.00
$1,000,000.00
$500,000.00
$0.00
Conrad
Cedar Valley
Parkersburg
3rd Party Part Purchased
Iowa City
Davenport
Pella
Ottumwa
Fort Madison
Fairfield
Oskaloosa
Burlington
Belle Plaine
Sigourney
Market

You're the One™

Bank Loan Portfolio


Net Charged Off Loans
(Excluding Loan Pools)
$1,600,000.00
$1,400,000.00
$1,200,000.00
$1,000,000.00
$800,000.00
$600,000.00
$400,000.00
$200,000.00
$0.00
-$200,000.00
Commercial
Agricultural
RE Commercial
RE Construction
Consumer
RE 1-RE Home Equity Family 1st
RE Home Equity
Deposit Account
RE Farmland
Credit Card
Other
Loan Type

You're the *One*™

Loan Pool Participations

At December 31, 2010, our loan pool investment was $68.0 million. As of December 31, 2010, approximately 5% of our earning assets were invested in loan pools, and approximately 4% of our total revenue was derived from loan pools. The former MidWest*One* had engaged in this business since 1988 and the company continued the business following the merger. These loan pool participations are pools of performing, sub-performing and nonperforming loans purchased at varying discounts from the aggregate outstanding principal amount of the underlying loans. **Our basis across the total loan pool portfolio is approximately <u>$0.44 per $1.00 of loan face value as of December 31, 2010</u>.**

Loan pools are researched, bought, held and serviced by a third-party independent servicing corporation working in cooperation with MOFG management. The company has very minimal exposure in loan pools to consumer real estate, subprime credit or to construction and real estate development loans.

You're the *One*™

Loan Pool Portfolio



Loan Pool Composition by Type
Consumer 0%
RE Farmland 10%
RE Commercial- Owner Occupied 46%
RE Commercial - NonOwner Occupied 12%
RE Commercial - Bare Land 3%
RE Multi Family 3%
Single Family - 1st Lien 11%
Single Family - Junior Lien 2%
Agricultural 1%
Commercial 12%



11%
8%
5%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
*2009
Return

MidWestOne Financial Group, Inc.

Executive Management



Charles N. Funk, President & CEO

Mr. Funk was named President & CEO of the organization in November, 2000 and has more than 30 years experience in senior financial leadership positions. He has been a member of the Bank and holding company Board of Directors since joining the company. Mr. Funk is the Chairman-elect of the Iowa Bankers Association, and serves on the faculties of the Colorado Graduate School of Banking in Boulder, Colorado, and the Iowa School of Banking.

Education: William Jewell College, B.S. in Business and Accounting

Previous Experience: Brenton Bank, Des Moines – President, Des Moines and Central Region Manager; Brenton Bank – Chief Investment Officer; Union National Bank, Wichita – Senior Vice President & Chief Investment Officer



Susan R. Evans, Chief Operating Officer

Ms. Evans joined the organization in March, 2001 as Senior Vice President, Retail Banking. She is responsible for developing and implementing the business plan for MidWest*One*'s Retail Division, as well as overseeing the Marketing Department. Ms. Evans has 33 years of experience in the financial services industry. She serves on the Board of Trustees of the Colorado Graduate School of Banking.

Education: Colorado Graduate School of Banking, Honors Graduate

Previous Experience: Brenton Bank, Des Moines – Market President; US Bank, Des Moines – Retail Market and Sales Manager



Kent L. Jehle, Executive Vice President & Chief Lending Officer

As Executive Vice President, Senior Lending Officer, Mr. Jehle oversees all aspects of the organization's commercial and agricultural lines of business, as well as the Home Loan Center. He joined the organization in May, 1986 as a Commercial Loan Officer and since been promoted to lead the department. Mr. Jehle has 28 years of experience in banking.

Education: University of Iowa, B.B.A. in Finance

Previous Experience: State of Iowa, Division of Banking – Bank Examiner IV



Gary J. Ortale, Executive Vice President & Chief Financial Officer

Mr. Ortale was named Executive Vice President & Chief Financial Officer of MidWestOne Financial Group, Inc. and MidWestOne Bank in May, 2009. Ortale joined the organization in 1987 as the Vice President & Controller of Iowa State Bank & Trust Company and in 2002 became the bank's Senior Vice President & CFO. Following the March 2008 merger of ISB Financial Corp. and the former MidWest*One* Financial Group, Inc., Ortale assumed the role of Senior Vice President & Chief Risk Officer. He is a CPA.

Education: Drake University, B. S. in Accounting

You're the *One*™

Why MidWestOne?

- Strong Capital Position
- Ample Liquidity
- High Credit and Loan Quality
    - NPAs are traditionally better than peer group
    - Excellent historical track record
    - Major agricultural lender (#58 in the U.S. according to the ABA)
- Competitive product lines
- Iowa banking likely to consolidate in the next five years
    - Iowa has the 4th highest number of banking charters in the US
    - Opportunity to increase market share in larger communities in our footprint
    - Grow internally and possibly through acquisition
- Company has strategic plan to grow
- Commitment to our shareholders
- People

You're the One™

MidWestOne Financial Group, Inc.

Why MidWestOne?

- Making decisions for the long term – current strong competitive position permits this emphasis
- Growth plans, stable markets, 40% of business from Iowa City, room to grow
- Opportunity to continue to reduce expenses
- Outstanding service and ongoing training to assure that customer service remains that way
- Have executive and IT capacity to grow
- Community focused
    - Our employees give an average of 4,131 hours of their own time to volunteerism each month (9.72 hours per month per employee)
    - Over $450,000 in community support was given by the Bank and Bank Foundation in 2009, approximately $500,000 in 2010

You're the One™

You're the *One*®

MidWestOne Financial Group, Inc.™

MidWest*One* Financial Group, Inc.
102 South Clinton Street • Iowa City, Iowa 52240
319.356.5800
www.MidWestOne.com